SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              15-Sep-03

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2
(Exact name of registrant as specified in its charter)


          New York             333-86750             13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

             On   15-Sep-03   a scheduled distribution was made from the Trust
               to holders of the Certificates.  The Trustee has caused to be
			filed with
                the Commission, the Monthly Report dated      15-Sep-03
                The Monthly Report is filed pursuant to and in accordance with
                (1) numerous no-action letters (2) current Commission policy in the area.





                A.   Monthly Report Information
                     See Exhibit No.1


                B.   Have and deficiencies occurred?  NO.
                              Date:
                              Amount:

                C.   Item 1: Legal Proceedings:  NONE

                D.   Item 2: Changes in Securities:   NONE

                E.   Item 4: Submission of Matters to a Vote of
                     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items
		 1,2,4,5
                     if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                Exhibit No.

   1.)              Monthly Distribution Report Dated        15-Sep-03


Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   15-Sep-03

DISTRIBUTION SUMMARY

     Class         Orig Bal       Beg Bal           Prin
      A-1        397,000,000    371,670,945      12,900,008
      A-2        213,560,000    196,553,246      7,629,551
      A-IO       60,000,000     55,192,000           0
    A-IO-INV     730,000,000    613,900,000          0
      M-1        44,140,000     44,140,000           0
      M-2        40,460,000     40,460,000           0
      M-3        11,035,000     11,035,000           0
      M-4        18,400,000     18,400,000           0
      M-5        11,034,900     11,034,900           0
       P             100            100              0
       X              0          8,138,367           0
       R              0              0               0
      B-IO       64,000,000     64,000,000           0
     Total       735,630,000    693,294,191      20,529,560


      Rate           Int
    1.49000%       476,874
    1.49000%       252,189
    4.00000%       183,973
    0.23000%       121,586
    2.01000%       76,399
    3.01000%       104,870
    3.36000%       31,928
    4.96000%       78,588
    5.61000%       53,308
      N/A          348,293
    0.00000%          0
    0.00000%          0
    3.50000%       186,667
    1.11000%      1,728,008


     Class           Loss        Total Dist
      A-1            N/A        13,376,883
      A-2            N/A         7,881,740
      A-IO           N/A          183,973
    A-IO-INV         N/A          121,586
      M-1            0.00         76,399
      M-2            0.00         104,870
      M-3            0.00         31,928
      M-4            0.00         78,588
      M-5            0.00         53,308
       P             0.00         348,293
       X             N/A             0
       R             N/A             0
      B-IO           N/A          186,667
     Total           0.00       22,257,568



   Int Short       End Bal
       0         358,770,937
       0         188,923,694
       0         54,000,000
       0         587,900,000
       0         44,140,000
       0         40,460,000
       0         11,035,000
       0         18,400,000
       0         11,034,900
       0             100
       0         10,747,180
       0              0
       0         64,000,000
       0         672,764,631



AMOUNTS PER $1,000 UNIT


     Class          Cusip           Prin
      A-1         04541GDP4      32.49372
      A-2         04541GDQ2      35.72556
      A-IO        04541GDR0       0.00000
    A-IO-INV      04541GDX7       0.00000
      M-1         04541GDS8       0.00000
      M-2         04541GDT6       0.00000
      M-3         04541GDU3       0.00000
      M-4         04541GDV1       0.00000
      M-5         04541GDW9       0.00000
       P          04541GEB4       0.00000
       X          04541GDZ2       0.00000
       R          04541GEA6       0.00000
      B-IO        04541GDY5       0.00000
     Total          0.00          0.00000

      Int           Total
    1.20120       33.69492
    1.18088       36.90644
    3.06622        3.06622
    0.16656        0.16656
    1.73083        1.73083
    2.59194        2.59194
    2.89333        2.89333
    4.27111        4.27111
    4.83083        4.83083
 3482925.00000  3482925.00000
    0.00000        0.00000
    0.00000        0.00000
    2.91667        2.91667
    0.00000        0.00000
                   Interest
                Carry-forward
     Class          Amount        End Bal
      A-1          0.00000       903.70513
      A-2          0.00000       884.63989
      A-IO         0.00000       900.00000
    A-IO-INV       0.00000       805.34247
      M-1          0.00000      1000.00000
      M-2          0.00000      1000.00000
      M-3          0.00000      1000.00000
      M-4          0.00000      1000.00000
      M-5          0.00000      1000.00000
       P           0.00000        0.00000
       X           0.00000        0.00000
       R           0.00000      1000.00000

                   GROUP 1        GROUP 2           TOTAL
Principal Distributions:
Beginning Balance 457,587,631     243,844,926      701,432,558
     Scheduled Prin   365,365         209,487          574,852
     Prep + Curts  10,895,362       6,450,532       17,345,894
     Net Liq Proc           0               0                0
     Loan Purch.            0               0                0
     Total Prin    11,260,727       6,660,019       17,920,746
     Net Real. Losses       0               0                0
Ending Balance    446,326,904     237,184,907      683,511,811
Ending Count            3,005           1,335            4,340

Aggregate End Coll Bal                             683,511,811

Ending Overcollateralization Amount                 10,747,180

Number of Liquidated Loans                                   0

Interest Distributions:
Sched Int-serv fee  2,726,626       1,466,285        4,192,912
Less RAIS                   0               0                0
Less Net PPIS               0               0                0
Less NonRecoverable Adv     0		    4,179		   4,179
                    2,726,626       1,462,106        4,188,732

Servicing Fee                                          292,221

Advances
Curr Agg Adv as of determ. date                      1178445.63
Out. Agg. Adv as of end of prior calendar month      4118840.99

Has Fairbanks failed the Termination Test     NO
Delinquency Information
                   GROUP 1                         GROUP 2
                    Count         Balance           Count            Balance
30-59 days delin     71  10,297,884                   32          4474952.96
60-89 days delin     24   3,360,948                    6           973790.19
90 + days delinq     19   2,894,437                    9           626834.94
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                    TOTAL
                    Count         Balance
30-59 days delin           103     14772836.63
60-89 days delin            30      4334738.53
90 + days delinq            28      3521272.26
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                   GROUP 1
                    Count         Balance     Market Value (REO)
Outstanding Loan    3,005       446,326,904
Foreclosure          34          4,665,729
Bankruptcy           18          2,470,443
REO                   1           159,037         140,000

                   GROUP 2
                    Count         Balance     Market Value (REO)
Outstanding Loan        1,335     237,184,907
Foreclosure                 16      3719069.07
Bankruptcy                  12      1766862.77
REO                          0               0                0

                    TOTAL
                    Count         Balance     Market Value (REO)
Outstanding Loan        4,340     683,511,811
Foreclosure                 50       8384797.9
Bankruptcy                  30       4237306.1
REO                          1        159037.2           140000

Interest Shortfall
                     Tot            Real            Prep
                    Unpaid         Losses            Int
                                                  Shortfall
      A-1           0.00           0.00             0.00
      A-2           0.00           0.00             0.00
      A-IO          0.00           0.00             0.00
    A-IO-INV        0.00           0.00             0.00
      M-1           0.00           0.00             0.00
      M-2           0.00           0.00             0.00
      M-3           0.00           0.00             0.00
      M-4           0.00           0.00             0.00
      M-5           0.00           0.00             0.00
       P            0.00           0.00             0.00
       X            0.00           0.00             0.00
      BIO           0.00           0.00             0.00
                    0.00           0.00             0.00


                                    Net
                    RAISF         WAC Rate
                                 Carryover
      A-1           0.00           0.00
      A-2           0.00           0.00
      A-IO          0.00           0.00
    A-IO-INV        0.00           0.00
      M-1           0.00           0.00
      M-2           0.00           0.00
      M-3           0.00           0.00
      M-4           0.00           0.00
      M-5           0.00           0.00
       P            0.00           0.00
       X            0.00           0.00
      BIO           0.00           0.00
                    0.00           0.00


Num. of Loans for which Prep.Prem. were collected           65
Number of Loans for which Prepayment Premiums               67
Prin. Bal. of Loans for which Prep. Prem. were      12,049,529
Curr. amt of Prep. Prems                               348,293

Real. Losses incurred during the related Due Per             0
Cum. Real. Losses since Startup Day                          0

Weighted Avg Term to Mat. of Mortg. Loans                  346
Weighted Avg. Gross Coup. of Mortg. Loans              7.67473%
Weighted Avg. Net Coupon of Mortg. Loans               7.17473%

Agg. Num. of Mortg. Loans in the pool                    4,340

O/C Target Amt                                      14,344,337

Credit Enhancement %                                 19.870495%

O/C Increase Amount                                  2,608,813

O/C Release Amt                                              0

O/C Deficiency Amt                                   6,205,970

Excess O/C Amt                                               0

Pmt from Yield Maint. Agreement                              0

Net Monthly Excess Cash Flow                         2,608,813

Extra Ordinary Trust Fund Expenses                           0

Trigger Event Occurrence                              NO

Step Down Date Occurred                               NO

                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee